UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

ARROW FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-12507	22-2448962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 GLEN STREET, GLENS FALLS, NEW YORK 12801
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (518) 745-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Form 8-K/A ("Amendment") amends the Current Report on Form 8-K filed by Arrow Financial Corporation with the U.S. Securities and Exchange Commission on May 5, 2017 (the "Original Form 8-K"), which reported, among other matters, the voting results from the Company's Annual Meeting of Stockholders held on May 3, 2017. The purpose of this Amendment is to disclose the Company's decision, based on SEC rules, regarding how frequently it will hold an advisory Say-on-Pay vote.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

In accordance with the shareholder vote on this proposal at our Annual Meeting, the Board of Directors of Arrow Financial Corporation has determined that it will include an advisory vote on executive compensation in its proxy statements every year.  We are required to hold another advisory vote on the frequency of the executive compensation vote in six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION
Date:	July 31, 2017	By:	/s/ Terry R. Goodemote
Terry R. Goodemote, Executive Vice President, Treasurer and Chief Financial Officer